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                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549


                                 -----------

                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

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    Date of Report (Date of earliest event reported):  February 24, 1997

                            SOUTHWEST AIRLINES CO.
           (Exact name of registrant as specified in its charter)



          TEXAS                       1-7259                   74-1563240
 (State or other jurisdiction        (Commission            (I.R.S. employee
     of incorporation)               file number)           identification no.)


                                P.O. Box 36611
                       Love Field, Dallas, Texas 75235
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

      Registrant's telephone number, include area code:  (214) 792-4000


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Item 5.  Other Events

        The purpose of this report is to permit the registrant to file herewith those exhibits listed in Item 7 (c) below.

Item 7.  Financial Statements and Exhibits.

   (c).  Exhibits

         Exhibit 5.2  -  Opinion of Deborah Ackerman, Associate General
                         Counsel of Southwest Airlines Co., re legality of Debt Securities being offered.

         Exhibit 12   -  Calculation of Ratio of Earnings to Fixed Charges.

         Exhibit 23   -  Consent of Independent Auditors.

         Exhibit 25.1 -  Form T-1 Statement of Eligibility and Qualification
                         under the Trust Indenture Act of 1939 of U.S. Trust Company of Texas, N.A., as Trustee, under the Indenture between Southwest Airlines Co. and U.S. Trust Company of Texas, N.A. (which Indenture is incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-3 (File No. 33-59113)).

         Exhibit 27   -  Financial Data Schedule

         Exhibit 99.1 -  Consolidated Financial Statements and Notes to
                         Consolidated Financial Statements.

         Exhibit 99.2 -  Report of Independent Auditors

         Exhibit 99.3 -  Management's Discussion and Analysis of Financial
                         Condition and Results of Operations




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                SOUTHWEST AIRLINES CO.

February 24, 1997               By: /s/ Gary C. Kelly
                                   ------------------------
                                   Gary C. Kelly
                                   Vice President - Finance
                                   and Chief Financial Officer




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                                EXHIBIT INDEX



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

Exhibit No.                                Description
Exhibit 5.2     -      Opinion of Deborah Ackerman, Associate General Counsel
                       of Southwest Airlines Co., re legality of Debt
                       Securities being offered.

Exhibit 12      -      Calculation of Ratio of Earnings to Fixed Charges.

Exhibit 23      -      Consent of Independent Auditors.

Exhibit  25.1   -     Form T-1 Statement of Eligibility and Qualification under the Trust Indenture
                       Act of 1939 of U.S. Trust Company of Texas, N.A., as Trustee, under the Indenture between Southwest Airlines Co. and U.S. Trust Company of Texas, N.A. (which
                       Indenture is incorporated by reference to Exhibit 4.1 to the Company's Registration
                       Statement on Form S-3 (File No. 33-59113)).

Exhibit 27      -      Financial Data Schedule

Exhibit 99.1    -      Consolidated Financial Statements and Notes to Consolidated Financial Statements.

Exhibit 99.2    -      Report of Independent Auditors

Exhibit 99.3    -      Management's Discussion and Analysis of Financial
                       Condition and Results of Operations.

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